Exhibit 10.9

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.


                 --------------------------------------------

                           Renewal Proposal Addendum I

                     Playboy Enterprises International, Inc.
                                  March 9, 2006

                 ---------------------------------------------


CDS is pleased to present Playboy Enterprises International, Inc. with our revised contract renewal proposal extending the long-standing relationship our two companies have enjoyed since 1987. This document supersedes our previously submitted proposals dated February 2, 2006 and February 16, 2006 in their entirety. The contents of this document are confidential and intended for the sole use of Playboy Enterprises International, Inc. in evaluating the proposed services.

                                SINGLE CONTRACT

Playboy Book of Lingerie, Playboy Book of Lingerie Digital and Playboy Digital will be merged into the current Playboy magazine contract, resulting in a single contract for all titles. Annualized savings will be $*****

                                MONTHLY DISCOUNT

CDS will provide Playboy Enterprises International, Inc. a monthly discount of $***** provided that Playboy Enterprises' total active subscription circulation size is ***** (all magazines combined). In the event the total active subscription file size decreases below *****, a percentage equal to the decrease below ***** will be used to reduce the monthly discount. Annualized savings will be $*****

                             SOURCE DOCUMENT STORAGE

***** Annualized savings will be $*****

                               TERM AND CONDITIONS

The term of our Agreement will be extended five years creating an expire of June 30, 2011.

Effective date for the new contract will be July 1, 2006.

All other services and fees not expressly addressed in this proposal will remain as presently defined and stated in our current Subscription Fulfillment Agreement.

================================================================================

--------------------------------------------------------------------------------

                       Communications Data Services, Inc.

                              TOTAL ANNUAL SAVINGS

Total   value  of  the  above   items  will   deliver  to  Playboy   Enterprises
International, Inc. $*****in annual savings.

--------------------------------------------------------------------------------









================================================================================

--------------------------------------------------------------------------------

                       Communications Data Services, Inc.

      SEVENTH AMENDMENT dated as of July 1, 2006 by and between COMMUNICATIONS DATA SERVICES, INC., an Iowa corporation ("CDS"), with its principal office at 1901 Bell Avenue, Des Moines, Iowa 50315-1099, and PLAYBOY ENTERPRISES INTERNATIONAL, INC. (formerly PLAYBOY ENTERPRISES, INC.), a Delaware corporation (the "Publisher"), with its principal office at 680 North Lake Shore Drive, Chicago, Illinois 60611.

                                    RECITALS

      WHEREAS, CDS and the Publisher entered into a Subscription Fulfillment Agreement dated as of July 1, 1987, as amended by an Amendatory Agreement dated as of September 1, 1987; a Letter Agreement for Electronic Presort dated as of June 1, 1988; a Second Amendment dated as of July 1, 1990; a Letter Agreement for CDS's Destination Entry Program dated as of June 1, 1995; a Third Amendment dated as of July 1, 1996; a Letter Agreement for CDSxpress Moves dated as of July 1, 1996; a Fourth Amendment dated as of June 1, 1997; a Letter Agreement for Internet Services dated as of July 7, 1997; a Special Project (Letter) Agreement dated as of October 1, 1999; a Fifth Amendment dated as of July 1, 2001; a Letter Agreement for E-mail Fulfillment Services dated as of October 1, 2002; and a Sixth Amendment dated as of April 1, 2003 (collectively, the "Agreement"); and

      WHEREAS, the parties now desire to further amend the Agreement to update the listing of Magazines, extend the Term of the Agreement, and make other changes as hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, it is agreed by and between the parties hereto as follows:

      1. The first recital of the Agreement is hereby amended and restated in its entirety to read as follows:

            "WHEREAS, CDS is engaged in the business of providing subscription fulfillment and other services (individually and collectively, the "Services:") and the Publisher publishes the following magazine(s) (the "Magazine(s)")

              Name of Magazine                              Frequency per Year

              Playboy                                               12
              Playboy Digital                                       12
              Playboy Special Editions Lingerie                      6
              Playboy Special Editions Lingerie Digital              6"

      2. The headings of column 1 and column 2 of Section 2.1(a) of the Agreement are hereby amended to read as follows:

      "Aggregate Number of Labels
               per Issue                    Annual Basic Service Charge
      for all Magazines Combined          per Subscription per Magazine"
      --------------------------          -----------------------------

      3. Section 2.1(b) of the Agreement (billing mechanism paragraph), as previously amended, is hereby amended to add the following new sentence at the end of the paragraph:

      "To determine 'Aggregate Number of Labels per Issue for All Magazines Combined' in those months in which all Magazines do not publish an issue or publish more than one issue, the label counts for the last closed issue (which would normally include mainfile pull and supplements for the last closed issue) will be used."

      4. Section 2.1 of the Agreement, as previously amended, is hereby amended to add a new paragraph (e) to read as follows:

      "(e) In the event Publisher disposes of a Magazine and pursuant to Section IX of this Agreement assigns its interest in this Agreement for such Magazine to the transferee, the schedule of circulation levels and corresponding Annual Basic Service Charge rates set forth in 2.1(a) above shall apply separately and individually to Publisher and the transferee."

      5. Section 2.17 of the Agreement, as previously amended, is hereby amended to add the following sentence at the end of the paragraph to read as follows:

      "Notwithstanding the foregoing, the Change in Charges provisions shall not apply to Section 2.18."

      6. Section II of the Agreement, as previously amended, is hereby amended to add a new Section 2.18 to read as follows:

      "2.18 Monthly Discount

                  (a) The following shall apply from July 1, 2006 through June 30, 2011: Each month that the Aggregate Number of Labels per Issue for All Magazines Combined, using the last closed issue for the Magazines fulfilled at CDS as described in Section 2.1(b) as amended herein, is at least *****, a monthly discount of $***** shall apply, such discount to be issued as a credit to the Publisher on each month's invoice.

                  (b) If the Aggregate Number of Labels per Issue for All Magazines Combined as described in paragraph (a) above decreases below *****, the percentage of the decrease in the active file size will be calculated and the Monthly Discount amount will be reduced by the same percentage. (Example: *****.) If the Aggregate Number of Labels per Issue for All Magazines Combined is equal to or over ***** in any month, then the discount for that month will be $*****."

                  (c) The monthly discount amount will be applied to the Magazines' invoices as instructed by Publisher."

      7. Section II of the Agreement, as previously amended, is hereby amended to add a new Section 2.19 to read as follows:

      "2.19 Source Document Storage.

            CDS will store source documents for orders, payments, and renewals at no additional charge to Publisher."

      8. Section 5.1 of the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

      "5.1 Term.

            The Term of this Agreement shall continue until June 30, 2011, plus a period of time equal to the period(s) of time, if any, during which Services were not rendered hereunder due to an Event of Force Majeure affecting CDS or the Publisher. When used in this Agreement, the term "year" shall mean a consecutive twelve (12) month period."

      9. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      10. This Seventh Amendment shall become effective as of the day and year first written above.

      IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the day and year first above written.

COMMUNICATIONS DATA                         PLAYBOY ENTERPRISES
   SERVICES, INC.                              INTERNATIONAL, INC.

by:    /s/ Dennis Luther                    by: /s/ Phyllis Rotunno
             (signature)                              (signature)

           Dennis Luther                            Phyllis Rotunno
             (print or type)                          (print or type)

Title:     Vice President                   Title:  VP Subscription Circulation


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